UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/06

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2006

Annual Report
to Shareholders

DWS Dreman High Return Equity Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may also focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2006

Classes A, B, C, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal values fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the DWS Dreman High Return Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class R. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/06
DWS Dreman High Return Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	18.33%	14.06%	8.75%	10.53%
Class B	17.36%	13.12%	7.87%	9.60%
Class C	17.45%	13.20%	7.93%	9.66%
Class R	18.14%	13.83%	8.45%	10.14%
S&P 500® Index+	14.23%	11.82%	6.08%	8.05%
DWS Dreman High Return Equity Fund	1-Year	3-Year	Life of Class*
Institutional Class	18.69%	14.42%	13.78%
S&P 500 Index+	14.23%	11.82%	12.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman High Return Equity Fund — Class A [] S&P 500 Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/06
DWS Dreman High Return Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,152	$13,985	$14,337	$25,646
	Average annual total return	11.52%	11.83%	7.47%	9.88%
Class B	Growth of $10,000	$11,436	$14,276	$14,504	$25,020
	Average annual total return	14.36%	12.60%	7.72%	9.60%
Class C	Growth of $10,000	$11,745	$14,505	$14,646	$25,136
	Average annual total return	17.45%	13.20%	7.93%	9.66%
Class R	Growth of $10,000	$11,814	$14,748	$14,999	$26,260
	Average annual total return	18.14%	13.83%	8.45%	10.14%
S&P 500 Index+	Growth of $10,000	$11,423	$13,980	$13,433	$21,698
	Average annual total return	14.23%	11.82%	6.08%	8.05%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 11/30/06
DWS Dreman High Return Equity Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,186,900	$1,497,900	$1,738,400
	Average annual total return	18.69%	14.42%	13.78%
S&P 500 Index+	Growth of $1,000,000	$1,142,300	$1,398,000	$1,652,200
	Average annual total return	14.23%	11.82%	12.54%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 11/30/06	$ 50.80	$ 50.60	$ 50.66	$ 50.72	$ 50.80
11/30/05	$ 44.37	$ 44.20	$ 44.25	$ 44.29	$ 44.38
Distribution Information: Twelve Months: Income Dividends as of 11/30/06	$ .67	$ .29	$ .32	$ .58	$ .82
Capital Gains as of 11/30/06	$ .95	$ .95	$ .95	$ .95	$ .95
Class A Lipper Rankings — Equity Income Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	69	of	236	30
3-Year	79	of	175	45
5-Year	47	of	122	39
10-Year	10	of	80	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 11/30/06
DWS Dreman High Return Equity Fund	1-Year	Life of Class*
Class S	18.53%	11.92%
S&P 500 Index+	14.23%	11.12%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on February 28, 2005. Index returns began February 28, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/06	$ 50.75
11/30/05	$ 44.38
Distribution Information: Twelve Months: Income Dividends as of 11/30/06	$ .81
Capital Gains as of 11/30/06	$ .95
Class S Lipper Rankings — Equity Income Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	61	of	236	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman High Return Equity Fund — Class S [] S&P 500 Index+

Comparative Results as of 11/30/06
DWS Dreman High Return Equity Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,853	$12,182
	Average annual total return	18.53%	11.92%
S&P 500 Index+	Growth of $10,000	$11,423	$12,026
	Average annual total return	14.23%	11.12%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on February 28, 2005. Index returns began on February 28, 2005.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2006 to November 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,121.80	$ 1,117.20	$ 1,117.90	$ 1,121.10	$ 1,122.50	$ 1,123.60
Expenses Paid per $1,000*	$ 5.85	$ 10.24	$ 9.82	$ 6.49	$ 5.53	$ 4.21
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,019.55	$ 1,015.39	$ 1,015.79	$ 1,018.95	$ 1,019.85	$ 1,021.11
Expenses Paid per $1,000*	$ 5.57	$ 9.75	$ 9.35	$ 6.17	$ 5.27	$ 4.00

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Dreman High Return Equity Fund	1.10%	1.93%	1.85%	1.22%	1.04%	.79%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Dreman High Return Equity Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman High Return Equity Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management LLC ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1997, with predecessor firms dating back to 1977, and currently manages over $20 billion in assets as of November 30, 2006.

Portfolio Management Team

Dreman Value Management, LLC is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Lead Portfolio Manager.

Began investment career in 1957.

Joined the fund team in 1988.

Founder, Dreman Value Management, LLC.

F. James Hutchinson

Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager.

Joined Dreman Value Management, LLC in 2000.

Executive Vice President responsible for Marketing.

Began investment career in 1986.

Joined the fund team in 2001.

Prior to joining Dreman Value Management LLC, 30 years of experience in Finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.

Portfolio Manager.

Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and Co-Chief Investment Officer of Large Cap Value Strategy.

Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997; Vice President — Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for RepublicBank (now Bank of America), 1985-1990.

Over 20 years of investment industry experience.

Joined the fund team in 2006.

MS, Texas Tech University.

In the following interview, Lead Portfolio Manager David N. Dreman and Portfolio Managers F. James Hutchinson and E. Clifton Hoover, Jr., discuss the economy, the market environment and performance of DWS Dreman High Return Equity Fund for the 12 months ended November 30, 2006.

Q: How would you describe the economic and market environment over the last year?

A: A period of weak growth in the fourth quarter of 2005, resulting mainly from weather-related disruptions, was followed by a strong rebound in the first quarter of 2006. Since then, the US economy has been growing somewhat below trend, largely because of a significant drop in housing activity. Nonetheless, consumer spending and business investment remain reasonably strong.

Some moderation in the overall pace of economic activity was to be expected, as three years of above-trend growth had taken up the slack in labor and product markets, pushing core inflation slightly above the US Federal Reserve Board's (the Fed's) desired range. The main question now is whether the current slowdown will help contain inflation without moving into a period of growth well below trend. We expect that any weakening will be modest, as we believe positive aspects of the economy, such as easing energy prices and benign financial conditions, will offset the negative effects of a weakening housing market.

The stock market has been quite strong over the last year, except for a brief period of weakness in May and June when investors demonstrated concern about rising interest rates and inflation. The broad market, as measured by the Standard & Poor's 500® (S&P 500) Index, had a return of 14.23% for the 12-month period ended November 2006.1 Small-cap stocks performed significantly better than large-cap issues: the Russell 2000® Index, which measures the return of small-cap stocks, had a return of 17.43%, compared with 14.15% for the Russell 1000® Index, which tracks large-cap stocks.2 Value stocks outperformed growth stocks in all capitalization categories.3

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume investment of all distributions and, unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index.

Q: How has the fund performed?

A: The fund has performed well, surpassing the performance of its benchmark, the S&P 500, and its peer group. For the 12 months ended November 30, 2006, DWS Dreman High Return Equity Fund (Class A shares) returned 18.33%, compared with a return of 14.23% for the S&P 500 and the 17.02% average return of its peer group, the Lipper Equity Income Funds category.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

2 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

Index returns assume reinvestment of all distributions and, unlike fund returns, do no include any fees or expenses. It is not possible to invest directly into an index.

3 The Russell Value and Growth Indexes are used to compare value and growth stocks in all capitalization categories. For large-cap stocks, the Russell 1000 Value and Russell 1000 Growth Indexes are used. For mid-cap stocks The Russell Mid Cap Value and Russell Mid Cap Growth Indexes are used. For small-cap stocks, the Russell 2000 Value and Russell 2000 Growth Indexes are used. For all three pairs of indexes, all of which are unmanaged and capitalization-weighted, the Value Indexes consist of those stocks with lower price-to-book ratios and lower forecasted growth values, while the Growth Indexes consist of those stocks with higher price-to-book ratios and higher forecasted growth values.

4 The Lipper Equity Income Funds category consists of funds that seek relatively high current income and growth of income by investing 65% or more of their individual portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: What investment decisions were most important for performance?

A: We maintain a well-diversified portfolio, generally with some representation in each of the 10 industry sectors into which the S&P 500 is divided. In terms of industry emphasis, performance relative to the benchmark benefited most from an overweight in energy and an underweight in information technology, which was the poorest-performing of the 10 sectors in the S&P 500 over the last 12 months.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

We have maintained an overweight position in energy stocks for some time, and we continue to regard these stocks as good values. Current prices of major oil stocks appear to indicate that the market expects oil prices to drop. However, we believe that oil prices will remain high and may move up further because worldwide demand for energy is growing faster than supply, and prices of energy stocks reflect no discount for terrorism or other external factors. The fund's energy holdings that have performed especially well over the last year include Chevron Corp., Devon Energy Corp. and ConocoPhillips, all of which remain in the portfolio. We believe that natural gas is a fuel with great potential for the future, not only for heating but also as a replacement for gasoline. Natural gas has the advantage of being domestically sourced, and it is environmentally friendly. Devon Energy has representation in natural gas; other natural gas holdings that contributed to performance are Apache Corp. and Anadarko Petroleum Corp.

This fund has for some time had a significant concentration in tobacco stocks. Two of our top 10 holdings are Altria Group, Inc., which owns Philip Morris, Marlboro and other leading domestic and international brands, and UST, Inc., the leader in smokeless tobacco in the United States. These tobacco stocks have great brands and high yields, which may provide some cushion from market fluctuations. Through much of the year we also had a position in Reynolds American, Inc.; this stock was purchased several years ago and sold during 2006 at a significant profit. We believe that our tobacco holdings continue to provide good value, especially in light of recent court rulings in liability lawsuits, some of which have been more favorable than had been anticipated.

Q: What were some of the negatives?

A: Performance was hurt by stock selection in financials. Two large holdings, Freddie Mac and American International Group, Inc. (AIG), performed poorly, reflecting investor concern about accounting irregularities that required earnings restatements. However, Fannie Mae, which hurt performance in prior periods, was a major contributor to performance over the last 12 months. Another negative in the financials sector was Washington Mutual, Inc., which performed well early in 2006, but has weakened on investor concerns about the profitability of its big mortgage business in a weakening housing market.

Another detractor from performance was HCA, Inc., a hospital company that was acquired by an investor group during the year at a price just above its then-current market value, and is therefore no longer in the portfolio.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields. We believe this approach can help shareholders achieve their long-term investment goals by providing the potential for better risk-adjusted returns than the broader market over time. We urge investors to take a long-term view, and to avoid reacting to the fluctuations that are an inevitable element of equity investing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	11/30/06	11/30/05

Common Stocks	83%	86%
Cash Equivalents	17%	13%
US Treasury Obligations	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/06	11/30/05

Financials	27%	28%
Energy	23%	21%
Health Care	16%	19%
Consumer Staples	15%	18%
Consumer Discretionary	8%	7%
Industrials	8%	5%
Information Technology	2%	2%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2006 (42.0% of Net Assets)
1. Altria Group, Inc. Parent company operating in the tobacco and food industries	7.9%
2. ConocoPhillips Producer of petroleum and other natural gases	6.3%
3. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	5.2%
4. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	3.8%
5. Devon Energy Corp. Explorer and producer of oil and gas	3.6%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	3.3%
7. UnitedHealth Group, Inc. Operator of organized health systems	3.1%
8. Washington Mutual, Inc. Provider of diversified financial services	3.1%
9. 3M Co. Manufacturer and provider of various services and equipment	3.0%
10. Wyeth Manufacturer of pharmaceutical and health care products	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006

	Shares	Value ($)

Common Stocks 82.2%
Consumer Discretionary 6.5%
Multiline Retail 0.9%
Federated Department Stores, Inc.	2,006,750	84,464,108
Specialty Retail 5.6%
Borders Group, Inc. (a) (b)	5,256,600	120,376,140
Home Depot, Inc.	5,745,200	218,145,244
Lowe's Companies, Inc.	2,077,100	62,645,336
Staples, Inc.	3,739,507	95,245,243
		496,411,963
Consumer Staples 12.3%
Food & Staples Retailing 0.0%
Safeway, Inc.	26,100	804,141
Tobacco 12.3%
Altria Group, Inc.	8,314,775	700,187,203
Imperial Tobacco Group PLC (ADR)	710,950	52,667,176
UST, Inc.	6,015,700	336,758,886
		1,089,613,265
Energy 19.3%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	704,100	34,754,376
Apache Corp.	3,310,200	231,482,286
Chevron Corp.	4,064,334	293,932,635
ConocoPhillips	8,292,050	558,054,965
Devon Energy Corp.	4,353,900	319,445,643
El Paso Corp.	1,124,720	16,420,912
EnCana Corp.	2,135,542	111,496,648
Occidental Petroleum Corp.	2,920,328	147,009,311
		1,712,596,776
Financials 22.1%
Commercial Banks 4.0%
KeyCorp.	2,213,400	79,903,740
PNC Financial Services Group, Inc.	1,259,200	89,012,848
US Bancorp.	1,997,350	67,190,854
Wachovia Corp.	2,164,500	117,294,255
		353,401,697
Diversified Financial Services 3.8%
Bank of America Corp.	3,853,169	207,493,151
CIT Group, Inc.	644,975	33,545,150
Citigroup, Inc.	999,800	49,580,082
JPMorgan Chase & Co.	1,044,569	48,342,653
		338,961,036
Insurance 2.1%
American International Group, Inc.	947,050	66,596,556
Chubb Corp.	918,400	47,536,384
Hartford Financial Services Group, Inc.	556,600	47,734,016
The St. Paul Travelers Companies, Inc.	494,660	25,628,334
		187,495,290
Thrifts & Mortgage Finance 12.2%
Fannie Mae	3,852,600	219,713,778
Freddie Mac	6,909,964	464,073,182
Sovereign Bancorp, Inc. (b)	4,785,830	119,550,033
Washington Mutual, Inc.	6,289,664	274,732,524
		1,078,069,517
Health Care 12.8%
Health Care Equipment & Supplies 0.6%
Zimmer Holdings, Inc.*	697,900	50,918,784
Health Care Providers & Services 5.1%
Aetna, Inc.	3,688,300	152,363,673
Quest Diagnostics, Inc.	456,050	24,248,179
UnitedHealth Group, Inc.	5,654,200	277,508,136
		454,119,988
Pharmaceuticals 7.1%
Bristol-Myers Squibb Co.	751,400	18,657,262
Eli Lilly & Co.	1,292,000	69,238,280
Johnson & Johnson	1,568,300	103,366,653
Merck & Co., Inc.	1,380,900	61,463,859
Pfizer, Inc.	4,863,400	133,694,866
Wyeth	5,028,880	242,794,326
		629,215,246
Industrials 6.3%
Air Freight & Logistics 0.5%
FedEx Corp.	348,200	40,192,726
Industrial Conglomerates 5.8%
3M Co.	3,318,200	270,300,572
General Electric Co.	2,725,125	96,142,410
Tyco International Ltd.	4,888,780	148,081,146
		514,524,128
Information Technology 2.0%
IT Services 1.5%
Electronic Data Systems Corp.	4,972,161	134,944,450
Software 0.5%
Microsoft Corp.	1,547,300	45,382,309
Materials 0.0%
Chemicals
Tronox, Inc. "B"	4,368	64,952
Utilities 0.9%
Independent Power Producers & Energy Traders
TXU Corp.	1,443,500	82,842,465
Total Common Stocks (Cost $4,935,430,921)		7,294,022,841

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $58,036,410)	58,036,410	58,036,410

Cash Equivalents 16.9%
Cash Management QP Trust, 5.33% (e) (Cost $1,497,198,794)	1,497,198,794	1,497,198,794
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $6,490,666,125)+	99.8	8,849,258,045
Other Assets and Liabilities, Net	0.2	20,342,926
Net Assets	100.0	8,869,600,971

* Non-income producing security.

+ The cost for federal income tax purposes was $6,508,876,401. At November 30, 2006, net unrealized appreciation for all securities based on tax cost was $2,340,381,644. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,364,990,065 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,608,421.

(a) Affiliated issuer (see Notes to Financial Statements).

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2006 amounted to $55,313,208 which is 0.6% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

At November 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	3/15/2007	4,092	1,450,017,917	1,447,340,400	(2,677,517)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006
Assets
Investments: Unaffiliated issuers (cost $4,856,848,361) — including $55,313,208 of securities loaned	$ 7,173,646,701
Affiliated issuers (cost $78,582,560)	120,376,140
Investment in Cash Management QP Trust (cost $1,497,198,794)	1,497,198,794
Investment in Daily Assets Fund Institutional (cost $58,036,410)*	58,036,410
Total investments in securities, at value (cost $6,490,666,125)	8,849,258,045
Dividends receivable	17,090,996
Interest receivable	5,983,394
Receivable for Fund shares sold	17,487,280
Margin deposit	64,447,282
Receivable for daily variation margin on open futures contracts	716,100
Other assets	134,300
Total assets	8,955,117,397
Liabilities
Due to custodian	49,495
Payable for Fund shares redeemed	16,139,599
Payable upon return of securities loaned	58,036,410
Accrued management fee	4,777,849
Other accrued expenses and payables	6,513,073
Total liabilities	85,516,426
Net assets, at value	$ 8,869,600,971
Net Assets
Net assets consist of: Undistributed net investment income	51,036,627
Net unrealized appreciation (depreciation) on: Investments	2,358,591,920
Futures	(2,677,517)
Accumulated net realized gain (loss)	58,491,099
Paid-in capital	6,404,158,842
Net assets, at value	$ 8,869,600,971

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,890,745,541 ÷ 115,953,469 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 50.80
Maximum offering price per share (100 ÷ 94.25 of $50.80)	$ 53.90

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($763,217,380 ÷ 15,082,568 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)

$ 50.60

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,100,280,472 ÷ 21,720,597 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)

$ 50.66
Class R Net Asset Value, offering and redemption price(a) per share ($30,615,776 ÷ 603,604 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 50.72
Class S Net Asset Value, offering and redemption price(a) per share ($171,167,520 ÷ 3,372,682 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 50.75
Institutional Class Net Asset Value, offering and redemption price(a) per share ($913,574,282 ÷ 17,983,412 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 50.80

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2006
Investment Income
Income: Dividends — Unaffiliated issuers (net of foreign taxes withheld of $40,724)	$ 169,704,944
Dividends — Affiliated issuers	5,409,041
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	133,029
Interest — Cash Management QP Trust	51,503,819
Interest — Unaffiliated issuers	847,750
Total Income	227,598,583
Expenses: Management fee	53,337,058
Distribution service fees	30,073,445
Services to shareholders	13,358,957
Custodian fees	290,959
Auditing	86,754
Legal	123,988
Directors' fees and expenses	109,584
Reports to shareholders	964,411
Registration fees	303,504
Other	284,254
Total expenses before expense reductions	98,932,914
Expense reductions	(749,563)
Total expenses after expense reductions	98,183,351
Net investment income (loss)	129,415,232
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	281,839,779
Investments — Affiliated issuers	11,336,745
Futures	105,062,869
Net increase from payments by affiliates and net losses realized on the disposal of investments in violation of restrictions	—
398,239,393
Net unrealized appreciation (depreciation) during the period on: Investments	815,235,664
Futures	(22,955,605)
792,280,059
Net gain (loss) on investment transactions	1,190,519,452
Net increase (decrease) in net assets resulting from operations	$ 1,319,934,684

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 129,415,232	$ 89,219,226
Net realized gain (loss) on investment transactions	398,239,393	114,372,157
Net unrealized appreciation (depreciation) during the period on investment transactions	792,280,059	333,652,708
Net increase (decrease) in net assets resulting from operations	1,319,934,684	537,244,091
Distributions to shareholders from: Net investment income: Class A	(74,002,068)	(62,454,116)
Class B	(4,605,416)	(4,560,941)
Class C	(6,490,011)	(4,691,793)
Class I	(413,045)	(87,126)
Class R	(303,991)	(72,876)
Class S	(1,764,634)	(114,143)
Institutional Class	(11,641,036)	(5,071,808)
Net realized gains: Class A	(106,607,849)	—
Class B	(13,852,762)	—
Class C	(19,944,612)	—
Class R	(673,747)	—
Class S	(3,114,240)	—
Institutional Class	(16,631,958)	—
Fund share transactions: Proceeds from shares sold	2,096,504,114	2,278,074,783
Reinvestment of distributions	216,990,292	65,851,351
Cost of shares redeemed	(1,623,130,771)	(1,670,532,520)
Redemption fees	77,467	47,297
Net assets acquired in tax-free reorganization	89,809,394	—
Net increase (decrease) in net assets from Fund share transactions	780,250,496	673,440,911
Increase (decrease) in net assets	1,840,139,811	1,133,632,199
Net assets at beginning of period	7,029,461,160	5,895,828,961
Net assets at end of period (including undistributed net investment income of $51,036,627 and $20,841,597, respectively)	$ 8,869,600,971	$ 7,029,461,160

Financial Highlights

Class A Years Ended November 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 44.37	$ 41.25	$ 36.44	$ 30.15	$ 36.74
Income (loss) from investment operations: Net investment income[a]	.85	.67	.59	.59	.53
Net realized and unrealized gain (loss) on investment transactions	7.20	3.05	4.81	6.28	(6.63)
Total from investment operations	8.05	3.72	5.40	6.87	(6.10)
Less distributions from: Net investment income	(.67)	(.60)	(.59)	(.58)	(.49)
Net realized gains on investment transactions	(.95)	—	—	—	—
Total distributions	(1.62)	(.60)	(.59)	(.58)	(.49)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 50.80	$ 44.37	$ 41.25	$ 36.44	$ 30.15
Total Return (%)[b]	18.33[c]	9.07	14.97	23.18	(16.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5,891	4,767	4,170	2,983	2,056
Ratio of expenses before expense reductions (%)	1.12	1.12	1.14	1.27	1.27
Ratio of expenses after expense reductions (%)	1.11	1.12	1.14	1.27	1.27
Ratio of net investment income (loss) (%)	1.78	1.56	1.54	1.87	1.54
Portfolio turnover rate (%)	32	9	10	14	25

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended November 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 44.20	$ 41.08	$ 36.29	$ 30.01	$ 36.58
Income (loss) from investment operations: Net investment income[a]	.47	.32	.28	.34	.25
Net realized and unrealized gain (loss) on investment transactions	7.17	3.03	4.78	6.26	(6.62)
Total from investment operations	7.64	3.35	5.06	6.60	(6.37)
Less distributions from: Net investment income	(.29)	(.23)	(.27)	(.32)	(.20)
Net realized gains on investment transactions	(.95)	—	—	—	—
Total distributions	(1.24)	(.23)	(.27)	(.32)	(.20)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 50.60	$ 44.20	$ 41.08	$ 36.29	$ 30.01
Total Return (%)[b]	17.36[c]	8.18	14.02	22.19	(17.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	763	761	915	1,150	1,243
Ratio of expenses before expense reductions (%)	1.93	1.95	1.96	2.08	2.08
Ratio of expenses after expense reductions (%)	1.93	1.95	1.96	2.08	2.08
Ratio of net investment income (loss) (%)	.96	.73	.72	1.06	.73
Portfolio turnover rate (%)	32	9	10	14	25

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended November 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 44.25	$ 41.13	$ 36.34	$ 30.04	$ 36.61
Income (loss) from investment operations: Net investment income[a]	.50	.35	.30	.35	.26
Net realized and unrealized gain (loss) on investment transactions	7.18	3.04	4.79	6.28	(6.62)
Total from investment operations	7.68	3.39	5.09	6.63	(6.36)
Less distributions from: Net investment income	(.32)	(.27)	(.30)	(.33)	(.21)
Net realized gains on investment transactions	(.95)	—	—	—	—
Total distributions	(1.27)	(.27)	(.30)	(.33)	(.21)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 50.66	$ 44.25	$ 41.13	$ 36.34	$ 30.04
Total Return (%)[b]	17.45[c]	8.26	14.08	22.27	(17.42)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,100	858	683	549	398
Ratio of expenses before expense reductions (%)	1.86	1.88	1.92	2.02	2.05
Ratio of expenses after expense reductions (%)	1.85	1.88	1.92	2.02	2.05
Ratio of net investment income (loss) (%)	1.04	.80	.76	1.12	.76
Portfolio turnover rate (%)	32	9	10	14	25

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R Years Ended November 30,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 44.29	$ 41.22	$ 36.43	$ 33.86
Income (loss) from investment operations: Net investment income[b]	.79	.57	.46	.02
Net realized and unrealized gain (loss) on investment transactions	7.17	3.06	4.84	2.55
Total from investment operations	7.96	3.63	5.30	2.57
Less distributions from: Net investment income	(.58)	(.56)	(.51)	—
Net realized gains on investment transactions	(.95)	—	—	—
Total distributions	(1.53)	(.56)	(.51)	—
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 50.72	$ 44.29	$ 41.22	$ 36.43
Total Return (%)	18.14[c]	8.87	14.67	7.59**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	11	2.029
Ratio of expenses before expense reductions (%)	1.25	1.36	1.48	1.30*
Ratio of expenses after expense reductions (%)	1.24	1.36	1.48	1.30*
Ratio of net investment income (loss) (%)	1.65	1.32	1.20	.38*
Portfolio turnover rate (%)	32	9	10	14

[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended November 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 44.38	$ 43.74
Income (loss) from investment operations: Net investment income[b]	.91	.59
Net realized and unrealized gain (loss) on investment transactions	7.22	.61
Total from investment operations	8.13	1.20
Less distributions from: Net investment income	(.81)	(.56)
Net realized gains on investment transactions	(.95)	—
Total distributions	(1.76)	(.56)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 50.75	$ 44.38
Total Return (%)	18.53[c]	2.77**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	38
Ratio of expenses before expense reductions (%)	.98	.84*
Ratio of expenses after expense reductions (%)	.97	.84*
Ratio of net investment income (loss) (%)	1.92	1.81*
Portfolio turnover rate (%)	32	9

[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 44.38	$ 41.25	$ 36.46	$ 30.14	$ 32.27
Income (loss) from investment operations: Net investment income[b]	1.00	.82	.71	.69	.13
Net realized and unrealized gain (loss) on investment transactions	7.19	3.04	4.81	6.30	(2.11)
Total from investment operations	8.19	3.86	5.52	6.99	(1.98)
Less distributions from: Net investment income	(.82)	(.73)	(.73)	(.67)	(.15)
Net realized gains on investment transactions	(.95)	—	—	—	—
Total distributions	(1.77)	(.73)	(.73)	(.67)	(.15)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 50.80	$ 44.38	$ 41.25	$ 36.46	$ 30.14
Total Return (%)	18.69[c]	9.43	15.33	23.58	(6.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	914	574	116	88	2
Ratio of expenses before expense reductions (%)	.83	.79	.83	.92	1.00*
Ratio of expenses after expense reductions (%)	.80	.79	.83	.92	1.00*
Ratio of net investment income (loss) (%)	2.09	1.89	1.85	2.22	(1.57)*
Portfolio turnover rate (%)	32	9	10	14	25

[a] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Dreman High Return Equity Fund (formerly Scudder-Dreman High Return Equity Fund) (the ``Fund'') is a diversified series of DWS Value Series, Inc. (formerly Scudder Value Series, Inc.) (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares were offered to a limited group of investors, were not subject to initial or contingent deferred sales charges and had lower ongoing expenses than other classes. Class I shares converted into Institutional Class shares on October 20, 2006. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended November 30, 2006, the Fund utilized all of its prior year capital loss carryforward of approximately $147,951,000.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 58,406,608
Undistributed net long-term capital gains	$ 66,712,638
Net unrealized appreciation (depreciation) on investments	$ 2,340,381,644

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2006	2005
Distributions from ordinary income*	$ 99,220,201	$ 77,052,803
Distributions from long-term capital gains	$ 160,825,168	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $2,220,623,831 and $2,184,890,675, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The management fee payable under the Management Agreement is equal to the annual rates as follows:

First $250 million of the Fund's average daily net assets	.75%
Next $750 million of such net assets	.72%
Next $1.5 billion of such net assets	.70%
Next $2.5 billion of such net assets	.68%
Next $2.5 billion of such net assets	.65%
Next $2.5 billion of such net assets	.64%
Next $2.5 billion of such net assets	.63%
Over $12.5 billion of such net assets	.62%

Accordingly, for the year ended November 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.68% of the Fund's average daily net assets. Dreman Value Management, LLC ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

For the period December 1, 2005 through February 28, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses) to the extent necessary to maintain the operating expenses of the Fund as follows:

Class A	1.20%
Class B	1.20%
Class C	1.20%
Class S	.98%
Institutional Class	1.00%

For the period December 1, 2005 through February 28, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses for Class R shares at 1.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

For the period from October 23, 2006 through September 30, 2007 for Institutional Class and from November 20, 2006 through September 30, 2007 for Class A, B and C, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.12%
Class B	1.96%
Class C	1.87%
Institutional Class	.83%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, I (through October 20, 2006), R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder serving fee they receive from the Fund. For the year ended November 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

	Total Aggregated	Waived	Unpaid at November 30, 2006
Class A	$ 5,840,244	$ 192,154	$ 1,297,117
Class B	1,297,747	4,190	339,572
Class C	980,393	55,941	189,398
Class I	21,194	—	—
Class R	23,992	—	6,393
Class S	74,992	—	22,879
Institutional Class	149,994	137,815	—
	$ 8,388,556	$ 390,100	$ 1,855,359

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended November 30, 2006, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at November 30, 2006
Class B	$ 5,641,375	$ 450,281
Class C	7,279,054	669,384
Class R	66,333	6,754
	$ 12,986,762	$ 1,126,419

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2006	Annual Effective Rate
Class A	$ 12,809,290	$ 1,440,678.24%
Class B	1,854,740	159,545.25%
Class C	2,377,773	227,816.24%
Class R	44,880	9,383.17%
	$ 17,086,683	$ 1,837,422

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2006, aggregated $717,481.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the year ended November 30, 2006, the CDSC for Class B and C shares aggregated $1,266,526 and $133,786, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2006, DWS-SDI received $19,455.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,432, of which $6,480 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended November 30, 2006, the Advisor agreed to reimburse the Fund $88,724, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2006, the Fund's custodian fees were reduced by $2,751 and $267,988, respectively, for the custody and transfer agent credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended November 30, 2006 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at 11/30/2005	Purchase Cost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend Income ($)	Shares at 11/30/2006	Value ($) at 11/30/2006
Borders Group, Inc.	107,151,489	30,130	—	—	2,102,040	5,256,600	120,376,140
UniversalCorp.	86,471,751	—	68,364,617	11,336,745	3,307,001	N/A	N/A
	193,623,240	30,130	68,364,617	11,336,745	5,409,041	5,256,600	120,376,140

N/A: No longer an affiliate at November 30, 2006.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2006		Year Ended November 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	26,796,926	$ 1,269,742,332	31,914,592	$ 1,382,287,413
Class B	1,449,750	68,467,466	2,186,233	94,306,454
Class C	4,936,973	233,699,797	5,775,757	250,379,814
Class I	103,901	4,830,715	384,584	16,730,572
Class R	613,496	28,763,595	232,121	10,052,219
Class S	2,840,532	133,871,210	873,414*	38,205,384*
Institutional Class	7,424,958	357,128,999	11,224,982	486,112,927
		$ 2,096,504,114		$ 2,278,074,783
Shares issued in tax-free reorganization**
Class A	1,365,505	$ 68,845,477	—	$ —
Class B	223,527	11,229,688	—	—
Class C	193,560	9,734,229	—	—
		$ 89,809,394		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	3,391,798	$ 165,329,109	1,291,880	$ 55,680,718
Class B	323,862	15,918,904	92,021	3,946,695
Class C	425,953	20,971,522	87,475	3,763,973
Class I	8,859	412,874	2,031	87,093
Class R	19,601	962,545	1,680	72,852
Class S	95,613	4,685,101	2,514*	110,551*
Institutional Class	177,998	8,710,237	50,764	2,189,469
		$ 216,990,292		$ 65,851,351
Shares redeemed
Class A	(23,038,286)	$ (1,093,726,331)	(26,869,766)	$ (1,162,881,246)
Class B	(4,140,918)	(195,512,412)	(7,333,697)	(315,155,272)
Class C	(3,237,209)	(153,078,573)	(3,060,325)	(131,981,084
Class I	(58,846)	(2,779,912)	(153,056)	(6,567,729)
Class R	(275,823)	(13,477,392)	(35,648)	(1,553,207)
Class S	(411,352)	(19,545,352)	(28,039)*	(1,228,698)*
Institutional Class	(3,046,675)	(145,010,799)	(1,175,740)	(51,165,284)
		$ (1,623,130,771)		$ (1,670,532,520)
Shares converted***
Class I	(504,783)	$ (25,377,614)	—	$ —
Institutional Class	504,322	25,377,614	—	—
Redemption fees		$ 77,467		$ 47,297
Net increase (decrease)
Class A	8,515,943	$ 410,238,928	6,336,706	$ 275,119,972
Class B	(2,143,779)	(99,882,884)	(5,055,443)	(216,900,537)
Class C	2,319,277	111,333,499	2,802,907	122,165,355
Class I	(450,869)	(22,913,937)	233,559	10,249,936
Class R	357,274	16,248,871	198,153	8,571,864
Class S	2,524,793	119,017,773	847,889*	37,088,889*
Institutional Class	5,060,603	246,208,246	10,100,006	437,145,432
		$ 780,250,496		$ 673,440,911

* For the period February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

** On November 17, 2006, DWS Dreman Financial Services Fund was acquired by the Fund through a tax-free reorganization (see Note J).

*** On October 20, 2006, Class I shares were converted into Institutional Class shares.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

I. Payments Made by Affiliates

During the year ended November 30, 2006, the Advisor fully reimbursed the Fund $1,753, for losses incurred in violation of the Fund's investment restrictions. The amount of the losses were less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

J. Acquisition of Assets

On November 17, 2006, the Fund acquired all of the net assets of DWS Dreman Financial Services Fund pursuant to a plan of reorganization approved by shareholders on October 31, 2006. The acquisition was accomplished by a tax-free exchange of 7,187,470 Class A shares, 1,180,118 Class B shares and 1,017,898 Class C shares of DWS Dreman Financial Services Fund for 1,365,505 Class A shares, 223,527 Class B shares and 193,560 Class C shares of DWS Dreman High Return Equity Fund, respectively, outstanding on November 17, 2006. DWS Dreman Financial Services Fund's net assets at that date, $89,809,394, including $9,445,694 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,727,612,522. The combined net assets of the Fund immediately following the acquisition were $8,817,421,916.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Dreman High Return Equity Fund:

We have audited the accompanying statement of assets and liabilities of DWS Dreman High Return Equity Fund (formerly Scudder-Dreman High Return Equity Fund), one of a series of DWS Value Series, Inc. (formerly Scudder Value Series, Inc.) (the "Corporation"), including the investment portfolio, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman High Return Equity Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2007

Tax Information (Unaudited)

The Fund paid distributions of $0.95 per share from net long-term capital gains during its year ended November 30, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $238,915,000 as capital gain dividends for its year ended November 30, 2006, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2006 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $192,670,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Dreman High Return Equity Fund (the "Fund") was held on June 28, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154.

The Meeting was adjourned until August 31, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

I. Approval of a Plan of Reclassification to reclassify:

(a) All of the Fund's Class I shares as Institutional Class shares.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
261,051.451	6,985.656	2,105.280	0.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Directors were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered the delegation of day-to-day portfolio management responsibility to Dreman Value Management, L.L.C. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board showed that the Fund's management fee rate was at the 65th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 48th percentile for Class A shares, the 66th percentile for Class B shares, the 44th percentile for Class C shares, the 48th percentile for Institutional Class shares, the 50th percentile for Class I shares, the 72nd percentile for Class R shares, and the 36th percentile for Class S shares. The Board noted that Class I shares will be consolidated with Institutional Class shares, which is expected to occur by the end of the year. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's management fee rate was above the median of the peer group and the total expense ratio was above the median of the peer universe for certain share classes, such management fee rate and total expense ratios were within an acceptable range of the peer group and peer universe, respectively and consistent with reasonable expectations in light of the nature, quality and extent of the services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Sub-Advisory Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") and Dreman Value Management, L.L.C. (the "Sub-Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Sub-Advisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Sub-Advisory Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, investment approach of the Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered short-term and longer-term performance of the Fund (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Sub-Advisor historically have been and continue to be satisfactory, and that the Fund's performance during the tenure of the Sub-Advisor was satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under the Sub-Advisory Agreement and how it related to the overall management fee structure of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Sub-Advisor, an unaffiliated third party, and that the Advisor compensates the Sub-Advisor from its fees. The Board also considered the terms of a relationship agreement between the Advisor and Sub-Advisor, which expires on June 30, 2007. The Board noted that under the terms of the relationship agreement, the Advisor has agreed to pay the Sub-Advisor certain minimum sub-advisory fees through June 30, 2007 and to continue those payments in the event the Sub-Advisor is terminated (except for certain defined events that constitute "cause"). The Board also considered the estimated profitability of the Sub-Advisor based on revenues and expenses provided by the Sub-Advisor and concluded that the estimated profitability realized by the Sub-Advisor in connection with the management of the Fund was not unreasonable.

As part of its review of the investment management agreement with DeIM, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board also noted that the investment management agreement with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by the Sub-Advisor and its affiliates. The Board noted that the Sub-Advisor agreed to adhere to DeIM's Soft Dollar Policy for the Fund, which includes an agreement not to use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board noted that DeIM has recently proposed and the Board is evaluating a change in its policies to permit the allocation of brokerage to acquire research services generated by parties other than the executing broker-dealer. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Board Member, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		68
Paul K. Freeman[2] (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	68
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	68
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	68
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68
Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		71
Officers[3]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[4], Deutsche Asset Management	n/a
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[6] (1962) Secretary, 2001-present	Director[4], Deutsche Asset Management	n/a
Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger5, (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[6] (1962) Assistant Secretary, 1998-present	Managing Director[4], Deutsche Asset Management	n/a
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management	n/a
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 Appointed Chairman of the Board, effective January 1, 2007.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDHAX	KDHBX	KDHCX	KDHIX
CUSIP Number	23338F-804	23338F-887	23338F-879	23338F-853
Fund Number	087	287	387	539
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDHRX
CUSIP Number	23338F-861
Fund Number	1506
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDHSX
Fund Number	2387

ITEM 2.	CODE OF ETHICS.

As of the end of the period, November 30, 2006, DWS Dreman High Return Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS DREMAN HIGH RETURN EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended November 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$79,264	$0	$10,809	$0
2005	$76,200	$0	$10,394	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$10,809	$316,254	$948,620	$1,275,683
2005	$10,394	$70,570	$40,586	$121,550

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman High Return Equity Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman High Return Equity Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	January 29, 2007